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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                January 8, 2001
                                Date of Report
                       (Date of Earliest Event Reported)

                         PEACOCK FINANCIAL CORPORATION
              (Exact name of registrant as specified in charter)

          Colorado                  2-91651-D                87-0410039
(State or other jurisdiction)  (Commission File No.)  (I.R.S. Employer I.D. No.)

                            2531 San Jacinto Avenue
                        San Jacinto, California  92583
                   (Address of Principal Executive Offices)

                                (909) 652-3885
                        (Registrant's Telephone Number)


Item 1.  Changes in Control of Registrant

On January 8, 2001 at a special meeting with the Directors of the registrant, the board noticed the resignation of James S. Upton as Director of the Board and Mr. Upton was subsequently terminated as an officer of Peacock Financial Corporation .


                                  SIGNATURES

Pursuant to the requirements of the Securities and Exchange act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  PEACOCK FINANCIAL CORPORATION


Date: January 18, 2001                            By: /s/ Robert A. Braner
      ----------------                               ----------------------
                                                      Robert A. Braner
                                                      President and Director